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                                                                 Exhibit 10.45

                 FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT AND CONSENT, dated as of April 17, 2003 (this "AMENDMENT"), to the Credit Agreement, dated as of November 14, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among General Electric Capital Corporation, as Agent and Lender ("AGENT"), Inverness Medical Innovations, Inc. ("INNOVATIONS"), Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers ("BORROWERS"), the other Credit Parties signatory thereto, KeyBank National Association, as documentation agent, and the lenders signatory thereto from time to time (collectively, the "LENDERS").

                               W I T N E S S E T H

         WHEREAS, Borrowers have notified Agent that Innovations plans to acquire one hundred percent (100%) of the issued and outstanding capital stock of Ostex International, Inc., a Washington corporation ("OSTEX"), pursuant to and in accordance with the terms and conditions set forth in that certain Agreement and Plan of Merger, dated as of September 6, 2002, as amended by that certain Amendment to Agreement and Plan of Merger, dated as of February 18, 2003 (in effect on the date hereof and with subsequent amendments as approved by Agent in writing, the "MERGER AGREEMENT"), by and among Innovations, Geras Acquisition Corp. ("GERAS") and Ostex (the "PROPOSED TRANSACTION");

         WHEREAS, Borrowers have requested that Agent and Requisite Lenders consent to the Proposed Transaction on the terms and conditions set forth herein; and

         WHEREAS, Agent and Requisite Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         2. AMENDMENT. As of the Effective Date (as hereinafter defined),
SECTION 6.1(V) of the Credit Agreement is hereby amended by deleting the parenthetical therein and inserting the words ", including all transaction costs, ordinary course trade payables, accrued expenses and unsecured Indebtedness incurred, assumed or otherwise to be reflected on a consolidated balance sheet of Borrowers and Target after giving effect to such Permitted Acquisition" in lieu thereof and SECTION 6.2 of the Credit Agreement is hereby amended by: (a) immediately following clause (e) of such SECTION 6.2, adding the text "(f) US Borrower may make loans to, or investments in, Ostex following the acquisition of one hundred percent (100%) of the capital stock of Ostex by Innovations pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 6, 2002, as amended, by and among Innovations, Geras and Ostex; PROVIDED that the aggregate amount of such loans and/or investments permitted by this clause (f) shall not exceed $7,000,000 at any time, unless otherwise previously consented to by Requisite Lenders in writing"; and (b) deleting the text "(f)" in each place where it appears in


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such SECTION 6.2 as in effect immediately prior to the Effective Date and substituting in lieu thereof the text "(g)".

         3. CONSENT. As of the Effective Date, Agent and Requisite Lenders hereby agree that the consummation of the Proposed Transaction on the terms and conditions set forth in the Merger Agreement shall not create a breach under SECTIONS 6.1 or 6.5 of the Credit Agreement, PROVIDED that:

              (a) Agent shall have received evidence satisfactory to Agent that each of the conditions precedent to a Permitted Acquisition set forth in Section 6.1(i) - (xi) of the Credit Agreement (other than the conditions set forth in Section 6.1(iv), (v), (vi) and (vii) which are hereby waived, PROVIDED that (i) the Credit Parties do not expend any cash in connection with the Proposed Transaction other than payments to Ostex which are permitted under Section 6.2(d) or (f) and $900,000 for costs and expenses and (ii) all Indebtedness, Guaranteed Indebtedness, contingent obligations and other liabilities (other than ordinary course trade payables) incurred, assumed or otherwise reflected on the consolidated balance sheet of Borrowers and Ostex after giving effect to such Proposed Transaction are paid, and all Liens (other than Permitted Encumbrances) on the assets and Stock of Ostex are terminated, concurrently with the consummation of the Proposed Transaction) have been satisfied in connection with the Proposed Transaction, the Agent acknowledging that as of the Effective Date, the Credit Parties have satisfied the conditions set forth in Section 6.1(i) and (ix)(1) and (2) of the Credit Agreement;

              (b) Agent shall have received (i) an Assumption and Affirmation Agreement, in form and substance satisfactory to Agent (the "ASSUMPTION AGREEMENT"), pursuant to which Ostex expressly agrees to be bound by all of the Loan Documents to which Geras is a party immediately prior to giving effect to the Proposed Transaction as if Ostex were a party to such Loan Documents as an original signatory thereof; (ii) a Counterpart to Intellectual Property Security Agreement, in the form of EXHIBIT A to the US Intellectual Property Security Agreement, together with updated SCHEDULES I, II and/or III to such US Intellectual Property Security Agreement, as applicable, which schedules shall include the Intellectual Property of Ostex; and (iii) an Amendment to the US Pledge Amendment, in form and substance satisfactory to Agent, pursuant to which
SCHEDULE I to such US Pledge Agreement is amended to include the pledge by Innovations of one hundred percent (100%) of the issued and outstanding capital stock of Ostex (the "OSTEX STOCK") to Agent, in each case duly executed and delivered by an authorized officer of Ostex and/or Innovations, as applicable;

              (c) Agent shall have received an original stock certificate representing the Ostex Stock, together with stock powers duly executed in blank, pledged by Innovations pursuant to the terms of the US Pledge Agreement;

              (d) Agent shall have received evidence satisfactory to Agent that Agent (for the benefit of itself and Lenders) has a valid and perfected first priority security interest in all of the Collateral (subject to Permitted Encumbrances) owned by Ostex to secure all of the Obligations, including (i) such documents duly executed by Ostex (including financing statements or amendments thereto under the Code and blocked account agreements with all deposit banks with whom Ostex has maintained a deposit account) as Agent may request in order to perfect its security interests in such Collateral and (ii) copies of Code search reports listing all

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effective financing statements that names Ostex as debtor, together with copies of such financing statements, none of which shall cover the Collateral;

              (e) Borrowers shall use commercially reasonable best efforts to obtain and deliver to Agent landlord waivers, in form and substance reasonably satisfactory to Agent, duly executed and delivered by the lessors of each of the properties leased by Ostex located at (i) Park 90/5, Buildings A and D, Seattle, Washington 98108, and (ii) 5955 Airport Way South, Seattle, Washington 98108; PROVIDED that if Borrowers are unable to deliver to Agent a landlord waiver for any such location on or prior to the consummation of the Proposed Transaction, then (A) within thirty (30) days after the consummation of the Proposed Transaction, Ostex shall send copies of all books and records kept at such location to another location for which the Borrowers have previously delivered to Agent a landlord waiver, in form and substance satisfactory to Agent, (B) within ninety (90) days after the consummation of the Proposed Transaction, Ostex shall move all books and records kept at such location to another location for which the Borrowers have previously delivered to Agent a landlord waiver, in form and substance satisfactory to Agent, (C) within eight (8) months after the consummation of the Proposed Transaction, Ostex shall move all Collateral at such location to another location for which the Borrowers have previously delivered to Agent a landlord waiver, in form and substance satisfactory to Agent, and (D) no Credit Party shall transfer or move any Inventory or other Collateral having, individually or in the aggregate, a resale value in excess of $200,000 to such location without the Agent's prior written consent or until Ostex shall have delivered to the Agent a Landlord Waiver with respect to such location.

              (f) Within thirty (30) days after the consummation of the Proposed Transaction, Agent shall have received tri-party blocked account agreements, in form and substance reasonably satisfactory to Agent, duly executed and delivered by Ostex and (i) U.S. Bank, (ii) Commerce Bank of Washington and (iii) Copper Mountain Trust, as the case may be, in each case in accordance with the requirements set forth in SECTION 1.8 and ANNEX C of the Credit Agreement;

              (g) Agent shall have received (x) updated SCHEDULES 3.1, 3.2, 3.6, 3.7, 3.8, 3.15, 3.19 and 5.1 to the Credit Agreement and (x) a revised EXHIBIT A-2 updated to include Material Contracts to which Ostex is a party, each in form and substance satisfactory to Agent, after giving pro forma effect to the Proposed Transaction;

              (h) Agent shall have received a copy of Ostex's (i) charter documents and all amendments thereto, (ii) good standing certificate in its jurisdiction of incorporation and (iii) good standing certificates or the foreign equivalent (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date and certified by the applicable Secretary of State or other authorized Governmental Authority;

              (i) Agent shall have received a copy of Ostex's (i) bylaws and all amendments thereto and (ii) resolutions of Ostex's Board of Directors and, to the extent required under applicable law, stockholders, approving and authorizing the execution, delivery and performance of the Merger Agreement and the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified by Ostex's

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corporate secretary or an assistant secretary (after giving effect to the
Proposed Transaction) as being in full force and effect without any modification or amendment;

              (j) Agent shall have received a copy of Innovations' and Geras'
(i) bylaws and all amendments thereto and (ii) resolutions of such Person's Board of Directors and, to the extent required under applicable law, stockholders, approving and authorizing the execution, delivery and performance of the Merger Agreement and the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified by such Person's corporate secretary or an assistant secretary (after giving effect to the Proposed Transaction) as being in full force and effect without any modification or amendment;

              (k) Agent shall have received a signature and incumbency certificate of the officers of Ostex, certified by Ostex's corporate secretary or an assistant secretary (after giving effect to the Proposed Transaction) as being true, accurate, correct and complete in all respects;

              (l) Agent shall have received executed copies of the Merger Agreement, together with all amendments thereto, and all documentation delivered in connection therewith, certified by the Vice President and Chief Operating Officer of Innovations to be true and complete and in full force and effect as of the Effective Date;

              (m) Agent shall have received a legal opinion of counsel acceptable to Agent which shall provide (i) that Agent's Lien on the Collateral, as such Lien shall be assumed and affirmed by Ostex pursuant to the Assumption Agreement shall, after giving effect to the Proposed Transaction, continue in full force and effect and shall continue to have the priority contemplated by this Credit Agreement and the other Loan Documents, (ii) that the Proposed Transaction was approved by all requisite corporate action by Innovations and Geras and (iii) such other opinions as Agent may reasonably request, all in form and substance satisfactory to Agent; and

              (n) The Proposed Transaction shall have been consummated on or prior to June 30, 2003.

         4. REPRESENTATIONS AND WARRANTIES. To induce Agent and Requisite Lenders to enter into this Amendment, the Credit Parties hereby, jointly and severally, represent and warrant that:

              (a) The execution, delivery and performance by Ostex and each Credit Party of the Merger Agreement and any Loan Documents to which it is a party and the creation of all Liens provided for therein: (i) are within such Person's corporate, company or partnership power; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person's charter, bylaws or equivalent constitutive documents or partnership or operating agreement, as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture,

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mortgage, deed of trust, lease, agreement or other instrument to which such
Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except those which will have been duly obtained, made or complied with prior to the Effective Date.

              (b) This Amendment has been duly executed and delivered by or on behalf of each of the Credit Parties.

              (c) This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against each of them in accordance with its terms.

              (d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

              (e) No action, claim or proceeding is now pending or, to the knowledge of any Credit Party, threatened against such Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Credit Party's right or power to enter into or perform any of its obligations under this Amendment, the Merger Agreement, the Credit Agreement and the other Loan Documents to which it is a party, or the validity or enforceability of this Amendment, the Merger Agreement, the Credit Agreement or any Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to any Credit Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.

              (f) The representations and warranties of Ostex and the Credit Parties contained in the Merger Agreement, the Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of
(i) the Effective Date and (ii) the date the Proposed Transaction is consummated (both before and after giving effect to the Proposed Transaction), in each case, with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

              (g) No information contained in the Merger Agreement or any document furnished in connection with the Merger Agreement (including, without limitation, the proxy statement and any other information furnished to shareholders of Ostex) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

         5. NO OTHER AMENDMENTS/WAIVERS. Except as expressly provided herein,
(a) the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any

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Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         6. OUTSTANDING INDEBTEDNESS; WAIVER OF CLAIMS. Each of Borrowers and other Credit Parties hereby acknowledges and agrees that as of April 9, 2003,
(a) the aggregate outstanding principal amount of the European Revolving Loan is $22,960,000, (b) the aggregate outstanding principal amount of the US Term Loan is $20,000,000, and (c) the aggregate outstanding principal amount of the European Term Loan is $9,975,000, and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "CLAIMS"), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Effective Date, PROVIDED, that no Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to Agent's or any Lender's gross negligence or willful misconduct.

         7. EXPENSES. Borrowers hereby reconfirm their obligations pursuant to
SECTION 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

         8. CONSENT FEE. Borrowers will pay a non-refundable consent fee to Agent, for the ratable benefit of each Lender who executes a counterpart signature page to this Amendment and returns such signature page to Agent by not later than 5 p.m. (EST) on April 17, 2003, in an amount equal to the product of each such Lender's Commitment multiplied by 0.30% (the "CONSENT FEE"), such Consent Fee being fully earned on the Effective Date.

         9. EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

              (a) AMENDMENT. Agent shall have received six (6) original signature pages to this Amendment, duly executed and delivered by Agent, Requisite Lenders and each of the Credit Parties.

              (b) CONSENT FEE; PAYMENT OF EXPENSES. Borrowers shall have paid to Agent (i) the Consent Fee and (ii) all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).


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              (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of or on behalf of each of the Credit Parties in this Amendment shall be true and correct on and as of the Effective Date.

         10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         11. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         12. CONSENT TO AMENDMENT TO SCHEDULES TO CREDIT AGREEMENT. Each of the Requisite Lenders hereby consents to the amendments to the Schedules to the Credit Agreement referred to in SECTION 3(g) of this Amendment.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                            INVERNESS MEDICAL INNOVATIONS, INC.

                            By:  /S/ ANTHONY J. BERNARDO
                                 ------------------------
                            Name:  Anthony J. Bernardo
                            Title: Vice President and Chief Operating Officer



                            WAMPOLE LABORATORIES, INC.

                            By:  /S/ ANTHONY J. BERNARDO
                                 ------------------------
                            Name:  Anthony J. Bernardo
                            Title: Vice President and Chief Operating Officer



                            INVERNESS MEDICAL (UK) HOLDINGS LIMITED

                            By:  /S/ ANTHONY J. BERNARDO
                                 ------------------------
                            Name:  Anthony J. Bernardo
                            Title: Authorized Signer



                            GENERAL ELECTRIC CAPITAL
                            CORPORATION, as Agent and Lender

                            By: /S/ JAY SEPANSKI
                                ----------------------------------------
                                   Duly Authorized Signatory



                            KEYBANK NATIONAL ASSOCIATION, as Documentation Agent and Lender

                            By: /S/ CARLTON WILLIAMS
                                ----------------------------------------
                                     Duly Authorized Signatory


                            THE ROYAL BANK OF SCOTLAND PLC, as Lender


                            By: /S/ ANDREW S. WEINBERG
                                -----------------------
                            Name: Andrew S. Weinberg
                            Title: Senior Vice President


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The following Persons are signatories to this Amendment in their capacity as
Credit Parties and not as Borrowers.


                    SELFCARE TECHNOLOGY, INC.

                    By:  /S/ DUANE L. JAMES
                         -------------------
                    Name:  Duane L. James
                    Title: Treasurer



                    INVERNESS MEDICAL, INC.

                    By:  /S/ ANTHONY J. BERNARDO
                         ------------------------
                    Name: Anthony J. Bernardo
                    Title:  President



                    UNIPATH DIAGNOSTICS, INC.

                    By:  /S/ ANTHONY J. BERNARDO
                         ------------------------
                    Name:  Anthony J. Bernardo
                    Title: Vice President and
                           Chief Operating Officer



                    UNIPATH ONLINE, INC.

                    By:  /S/ ANTHONY J. BERNARDO
                         ------------------------
                    Name: Anthony J. Bernardo
                    Title:  President



                    GERAS ACQUISITION CORP.

                    By:  /S/ ANTHONY J. BERNARDO
                         ------------------------
                    Name: Anthony J. Bernardo
                    Title:  President


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                    INVERNESS MEDICAL INTERNATIONAL HOLDING CORP.

                    By:  /S/ DUANE L. JAMES
                         -------------------
                    Name:  Duane L. James
                    Title: Treasurer



                    INVERNESS MEDICAL INTERNATIONAL HOLDING CORP. II

                    By:  /S/ DUANE L. JAMES
                         -------------------
                    Name:  Duane L. James
                    Title: Treasurer



                    ORGENICS INTERNATIONAL HOLDINGS BV

                    By:  /S/ PAUL T. HEMPEL
                         ------------------------
                    Name:  Paul T. Hempel
                    Title: Director



                    INVERNESS MEDICAL SWITZERLAND GMBH

                    By:  /S/ PAUL T. HEMPEL
                         ------------------------
                    Name:  Paul T. Hempel
                    Title: Gescha fts fuhrer



                    UNIPATH DIAGNOSTICS GMBH

                    By:  /S/ PAUL T. HEMPEL
                         ------------------------
                    Name:  Paul T. Hempel
                    Title: Authorized Signer

                    UNIPATH LIMITED

                    By:  /S/ ANTHONY J. BERNARDO
                         ------------------------
                    Name: Anthony J. Bernardo
                    Title:  Authorized Signer



                    CAMBRIDGE DIAGNOSTICS IRELAND LIMITED

                    By:  /S/ PAUL T. HEMPEL
                         ------------------------
                    Name:  Paul T. Hempel
                    Title: Director